CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  June 22, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                                AXM PHARMA, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                                             75-2853946
 (State or other jurisdiction   (Commission  File  Number)  (IRS  Employer
  of incorporation)                                          Identification No.)


                      3960 Howard Hughes Parkway, Suite 500
                               Las Vegas, NV 89109
               (Address of principal executive offices (zip code))

                                 (702) 990-3659
              (Registrant's telephone number, including area code)



Item 5.  Other Items.

On June 22, 2004, AXM Pharma, Inc. held a conference call discussing our current activity on the American Stock Exchange (AMEX). The press release disclosing this event is attached hereto as Exhibit 99.1. The broadcast of the call can be found at the following web address: http://www.vcallconferences.com/conferences/AMEX/0622-29-2004/index.asp?ID=88206


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AXM PHARMA, INC.

By:  /s/ Peter Cunningham
     --------------------
         Peter Cunningham
         President, CEO

                                                                    Exhibit 99.1

AXM PHARMA TO PRESENT AT AMERICAN STOCK EXCHANGE ANNUAL HEALTHCARE..
2004/06/17 13:25:33
& Biotech Investor Conference on June 22nd
 NEWPORT BEACH, CA, Jun. 17, 2004 (MARKET WIRE via COMTEX) -- AXM Pharma, Inc. (AMEX: AXJ) announced today that Douglas C. MacLellan, Vice Chairman of AXM Pharma, Inc., will present at the American Stock Exchange Annual Online Healthcare & Biotech Investor Conference on June 22, 2004 at 2:30 PM EDT.
 Mr.  MacLellan  will  provide  an  overview  of  the  Company's  pharmaceutical manufacturing and distribution operations in China. China's pharmaceutical market is one of the fast growing industries in the world's fastest growing economy.
 AXM Pharma will present updates on its new manufacturing facility, expanded geographic distribution and expanding product lines. A review of the Company's current growth plan, business strategy, and upcoming milestones will also be discussed.
 The live webcast of the presentation will be accessible at http://www.vcall.com/CEPage.asp?ID=88440. A replay of the presentation will also be available for 30 days after the presentation at www.vcall.com.
 About AXM Pharma:
 AXM Pharma Inc., http://www.axmpharma.com, through its wholly owned subsidiary, Werke Pharmaceuticals, Inc., is the 100% owner of AXM Pharma Shenyang, Ltd. ("AXM Shenyang"), a Wholly Foreign Owned Enterprise ("WFOE") under the laws of the People's Republic of China. AXM Shenyang is located in the City of Shenyang, in the Province of Liaoning, China. AXM Shenyang and its predecessor company Shenyang Tianwei Pharmaceutical Factory, Ltd. ("STPF"), has an operating history of approximately 10 years. AXM Shenyang historically has been a manufacturer and distributor of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic Chinese sales. AXM Shenyang currently out-sources production and distribution of its products to third parties in China.
 For additional information on AXM Pharma Inc, please visit http://www.iccinfo.com or call Investor Communications Company, LLC at 708 447-6834.
 About the American Stock Exchange:
 The American Stock Exchange(R) (Amex(R)) is the only primary exchange that offers trading across a full range of equities, options and exchange traded funds (ETFs), including structured products and HOLDRS(SM). In addition to its role as a national equities market, the Amex is the pioneer of the ETF, responsible for bringing the first domestic product to market in 1993. Leading the industry in ETF listings, the Amex lists 138 ETFs to date. The Amex is also one of the largest options exchanges in the U.S., trading options on broad-based and sector indexes as well as domestic and foreign stocks.
For a complete agenda of the American Stock Exchange and Amex IR Alliance Online Conference, please visit
http://www.vcallconferences.com/conferences/AMEX/0622-29-2004/index.asp?
ID=88206.
Minimum requirements to listen to broadcast: Windows Media Player software, downloadable free from
http://www.microsoft.com/windows/windowsmedia/EN/default.asp and at least a 28.8Kbps connection to the Internet. If you experience problems listening to the broadcast, please send an email to webmaster@vcall.com.
 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this news release include certain predictions and projections that may be considered forward-looking statements under securities law. These statements involve a number of important risks and uncertainties that could cause actual results to differ materially including, but not limited to, the performance of joint venture partners, as well as other economic, competitive and technological factors involving the Company's operations, markets, services, products and prices. With respect to Axiom, except for the historical information contained herein, the matters discussed in this news release are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, Axiom's extremely limited operating history, uncertainties related to the Company's access to additional capital, competition and dependence on key management.


 Contact Information:  Tom Bostic Investor Communications Company, LLC
 (708) 447-6834

 SOURCE: AXM Pharma, Inc.

 Copyright 2004 Market Wire, All rights reserved.

 -0-

 SUBJECT  CODE:  Pharmaceuticals   and   Biotech:Biotech   Pharmaceuticals   and
Biotech:Drugs Pharmaceuticals and Biotech:Equipment and Supplies Pharmaceuticals and Biotech:Trials
 17-Jun-2004 13:25